UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): October 28, 2026

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition

On October 28, 2026, Clean Harbors, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2026. A copy of that press release is furnished with this report as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

On October 28, 2026, the Company issued a press release announcing an executive leadership transition. A copy of the press release is furnished as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release of the Company dated October 28, 2026 Announcing Results of Operations for the third quarter ended September 30, 2026

99.2	Press Release of the Company dated October 28, 2026 Announcing Executive Leadership Transition

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

October 28, 2026	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer

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